                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 1999

                       TransAct Technologies Incorporated
             (Exact name of Registrant as specified in its charter)

     Delaware                      0-21121                      06-1456680
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

   7 Laser Lane, Wallingford, CT                            06492
Address of principal executive offices)                  (Zip Code)


Registrants telephone number,
including area code:                                              (203) 269-1198


(Former name or former address, if changed since last report.)

Exhibit Index on Page 5


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Item 5.  Other Events.

         On February 16, 1999, TransAct Technologies Incorporated (the "Company") amended and restated its Rights Agreement, dated as of December 2, 1997 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company to eliminate those provisions that require that certain actions may only be taken by "Continuing Directors" (as defined in the Rights Agreement). A copy of the Rights Agreement, as amended and restated, is included as Exhibit 4.1 to this Report and incorporated herein by reference.


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Item 7. Financial Statements and Exhibits

         Exhibit 4.1 Form of Amended and Restated Rights Agreement dated as of February 16, 1999, between TransAct Technologies Incorporated and American Stock Transfer & Trust Company, including Form of Rights Certificate as Exhibit A, Summary of Rights to Purchase Preferred Stock as Exhibit B and the Form of Certificate of Designation for the Preferred Stock as Exhibit C.

         Exhibit 99.a      Press Release dated February 18, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRANSACT TECHNOLOGIES INCORPORATED



                                              By /s/ Richard L. Cote
                                                 -------------------------------
                                              Name: Richard L. Cote
                                              Title: Executive Vice President,
                                                     Chief Financial Officer,
                                                     Treasurer and Secretary

Date: February 16, 1999


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                                  EXHIBIT INDEX

Exhibit                                                                     Page
No.           Description                                                    No.
-------       -----------                                                   ----
4.1           Form of Amended and Restated Rights                            [6]
              Agreement dated as of February 16, 1999, between TransAct
              Technologies Incorporated and American Stock Transfer
              & Trust Company, including Form of Rights Certificate
              as Exhibit A, Summary of Rights to Purchase Preferred
              Stock as Exhibit B and Form of Certificate of
              Designation for the Preferred Stock as Exhibit C.

99(a)         Form of Press Release dated February                          [66]
              18, 1999




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